Exhibit 10.1

FIFTH AMENDMENT TO
FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
THIS FIFTH AMENDMENT TO FIFTH AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of June 6, 2024 (the “Effective Date”), is made by and among PARLEX 2 FINANCE, LLC, a Delaware limited liability company (“Parlex 2”), PARLEX 2A FINCO, LLC, a Delaware limited liability company (“Parlex 2A”), PARLEX 2 UK FINCO, LLC, a Delaware limited liability company (“Parlex 2 UK”), PARLEX 2 EUR FINCO, LLC, a Delaware limited liability company (“Parlex 2 EUR”), PARLEX 2 AU FINCO, LLC, a Delaware limited liability company (“Parlex 2 AU”), PARLEX 2 CAD FINCO, LLC, a Delaware limited liability company (“Parlex 2 CAD”), WISPAR 5 FINCO, LLC, a Delaware limited liability company (“Wispar 5”) and SILVER FIN II SUB TC PTY LTD, a proprietary company incorporated under the laws of Australia (ACN 657 021 577), acting in its personal capacity and as trustee of the Silver Fin II Sub Trust (ABN 36 362 640 907) (“Silver Fin”, and, together with Parlex 2, Parlex 2A, Parlex 2 UK, Parlex 2 EUR, Parlex 2 AU, Parlex 2 CAD and Wispar 5, individually and/or collectively as the context may require, “Seller”), BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation (“Guarantor”) (for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof), and CITIBANK, N.A., a national banking association (“Buyer”).
W I T N E S S E T H:
WHEREAS, Seller and Buyer have entered into that certain Fifth Amended and Restated Master Repurchase Agreement, dated as of April 16, 2021, as amended by that certain First Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of August 26, 2021, that certain Second Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of December 24, 2021, that certain Third Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of May 25, 2022, and that certain Fourth Amendment to Fifth Amended and Restated Master Repurchase Agreement, dated as of January 24, 2023 and effective as of January 17, 2024 (as the same may be amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement;
WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.
NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the date hereof:
1.Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Effective Date as follows:

(a)The following defined terms set forth in Section 2 of the Repurchase Agreement and any references thereto in the Repurchase Agreement are hereby deleted in their entirety: “CAD Reference Banks”, “CDOR Rate”, “CDOR Rate Based Transaction” and “CDOR Screen Rate”.
(b)The following defined terms are hereby added to Section 2 of the Repurchase Agreement in their appropriate alphabetical location:
“CORRA” shall mean the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“CORRA Based Transaction” shall mean any Transaction for which the Benchmark is designated as Term CORRA in the related Confirmation.
“Daily Compounded CORRA” shall mean, for any day, CORRA with interest accruing on a compounded daily basis, with the methodology and conventions for this rate (which will include compounding in arrears with a lookback period of five (5) Business Days) being established by Buyer in accordance with the methodology and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded CORRA for business loans; provided that if Buyer decides that any such convention is not administratively feasible for Buyer, then Buyer may establish another convention in its reasonable discretion; and provided that if the administrator has not provided or published CORRA and a Benchmark Replacement Date with respect to CORRA has not occurred, then, in respect of any day for which CORRA is required, references to CORRA will be deemed to be references to the last provided or published CORRA. Notwithstanding the foregoing, if any setting of Daily Compounded CORRA as provided above would result in such setting being less than the applicable Benchmark Floor, such setting of Daily Compounded CORRA shall instead be deemed to be such Benchmark Floor.
“Term CORRA” shall mean the forward-looking term rate based on CORRA with a tenor of one month (the “Term CORRA Reference Rate”) which, with respect to the setting of such rate with respect to each Pricing Rate Period, shall be the Term CORRA Reference Rate (expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/1000 of 1%) published by the Term CORRA Administrator as of the related Reference Time; provided, however, that if, as of such Reference Time, the Term CORRA Reference Rate has not been published by the Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to the related Term CORRA Pricing Rate Determination Date. Notwithstanding the foregoing, if any setting of Term CORRA as provided above would result in such setting being less than the applicable Benchmark Floor, such setting of Term CORRA shall instead be deemed to be such Benchmark Floor.

“Term CORRA Administrator” shall mean Candeal Benchmark Administration Services Inc., TSX Inc. or any successor administrator.
“Term CORRA Pricing Rate Determination Date” shall mean, (a) in the case of the first Pricing Rate Period for any Purchased Asset, two (2) Business Days prior to the related Purchase Date for such Purchased Asset, and (b) in the case of each subsequent Pricing Period, two (2) Business Days preceding the first day of such Pricing Rate Period.
(c)The following definitions in Section 2 of the Repurchase Agreement are hereby deleted in their entirety and the following corresponding definitions are substituted therefor:
“Benchmark” shall mean, (a) for any EURIBOR Based Transaction, initially, EURIBOR, (b) for any BBSY Rate Based Transaction, initially, the BBSY Rate, (c) for any CORRA Based Transaction, initially, Term CORRA, (d) for any SOFR Based Transaction for which the Applicable SOFR designated on the related Confirmation is the SOFR Average, initially, the SOFR Average and (e) for any SOFR Based Transaction for which the Applicable SOFR designated on the related Confirmation is Term SOFR, initially, Term SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the then-current Benchmark or with respect to any Transaction, as applicable, then “Benchmark” shall mean, with respect to such then-current Benchmark or with respect to any applicable Transaction, as applicable, the related Benchmark Replacement. Notwithstanding the foregoing, if any setting of any Benchmark as provided above would result in such Benchmark setting being less than the applicable Benchmark Floor, such setting of such Benchmark shall instead be deemed to be such Benchmark Floor.
“Benchmark Replacement” shall mean, with respect to any replacement of any then-current Benchmark under the terms of this Agreement, the sum of (a) the alternate benchmark rate that has been selected by Buyer giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for U.S. dollar-denominated commercial mortgage loan repurchase facilities or other similar agreements at such time and (b) the Benchmark Replacement Adjustment; provided, that such Unadjusted Benchmark Replacement is consistent with the benchmark rate selected by Buyer in its other commercial mortgage loan repurchase facilities with similarly situated counterparties and wherein Buyer has a similar contractual right; provided, further, that in connection with the replacement of a Benchmark pursuant to Section 3(g)(1)(i), (1) with respect to any CORRA Based Transaction, such Unadjusted Benchmark Replacement shall be Daily Compounded CORRA (so long as no Benchmark Transition Event and Benchmark Replacement Date has occurred with respect to such rate), and (2) with respect to any other Transaction, such Unadjusted Benchmark Replacement shall be Term SOFR (so long as no Benchmark Transition Event and Benchmark Replacement Date has occurred with respect to such rate), as determined by Buyer in its sole discretion. Notwithstanding the foregoing, if any setting of the Benchmark Replacement as provided above would result in such Benchmark Replacement setting being less than the applicable Benchmark Floor, such setting of the Benchmark Replacement shall instead be deemed to be such Benchmark Floor.
“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark or Benchmark Replacement, any technical, administrative or operational changes (including, without limitation, changes to the definitions of “EURIBOR”, “EURIBOR Based Transaction”, “BBSY Rate”, BBSY Rate Transaction”, “CORRA”, “CORRA Based Transaction”, “Daily Compounded CORRA”, “Pricing Rate Period”, “Pricing Rate Determination Date”, “Reference Time”, “SOFR Average”, “SOFR Based Transaction”, “Term CORRA”, “Term SOFR” and any similar defined term in this Agreement, provisions with respect to timing and frequency of determining rates and making payments of interest or price differential, timing of transaction requests, future advance requests, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, the formula for calculating any benchmark rate (including, without limitation, EURIBOR, BBSY Rate, CORRA, Daily Compounded CORRA, Term CORRA, SOFR, the SOFR Average and Term SOFR), the formula, methodology or convention for applying the successor Benchmark Floor to any benchmark rate (including, without limitation, EURIBOR, BBSY Rate, CORRA, Daily Compounded CORRA, Term CORRA, SOFR, the SOFR Average and Term SOFR) and other technical, administrative or operational matters) that Buyer decides may be appropriate to reflect the adoption and implementation of such Benchmark or Benchmark Replacement, as applicable, and to permit the administration thereof by Buyer in a manner substantially consistent with market practice (or, if Buyer decides that adoption of any portion of such market practice is not administratively feasible or if Buyer determines that no market practice for the administration of such Benchmark or Benchmark Replacement, as applicable, exists, in such other manner of administration as Buyer decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents).
“Reference Time” shall mean, with respect to any setting of the then-current Benchmark for each Pricing Rate Period, (1) if such Benchmark is EURIBOR, 11:00 a.m. (London time) on the Pricing Rate Determination Date, (2) if such Benchmark is the BBSY Rate, 10:30 a.m. (Sydney time) on the Pricing Rate Determination Date, (3) if such Benchmark is Term CORRA, 1:00 p.m. (Toronto time) on the Pricing Rate Determination Date, (4) if such Benchmark is the SOFR Average or Term SOFR, 5:00 p.m. (New York city time) on the Pricing Rate Determination Date, and (5) if the Benchmark is not EURIBOR, the BBSY Rate, Term CORRA, the SOFR Average or Term SOFR, the time on the Pricing Rate Determination Date determined by Buyer in its reasonable discretion.
“Relevant Governmental Body” shall mean (a) the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve

System or the Federal Reserve Bank of New York, or any successor thereto, or (b) with respect to any determination in respect of CORRA, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto.
(d)Section 3(g)(1) of the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
(g) Effect of a Benchmark Transition Event.

(1)    (i)    Benchmark Replacement. Notwithstanding anything to the contrary in this Agreement or in any other Transaction Document, if a Benchmark Transition Event, and its related Benchmark Replacement Date have occurred with respect to any Benchmark prior to the Reference Time for any Pricing Rate Determination Date for such Benchmark, the applicable Benchmark Replacement will replace such Benchmark for all purposes under this Agreement or under any other Transaction Document in respect of such setting and all settings on all subsequent dates (without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document). Notwithstanding the foregoing, Buyer and Seller may at any time agree to amend and restate any Confirmation with respect to any Transaction to replace the related Benchmark with respect to such Transaction with the applicable Benchmark Replacement.
(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation or administration of any Benchmark or Benchmark Replacement, in connection with any Benchmark Replacement Date or as a result of a Benchmark Unavailability Period, Buyer will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of Seller or any other party to this Agreement or any other Transaction Document.
(iii)        Market Disruption. During a Benchmark Unavailability Period, the component of the Pricing Rate based on the applicable Benchmark shall, during the continuance of such Benchmark Unavailability Period, be replaced with a Benchmark Replacement reasonably determined by Buyer.
(iv)        Notices; Standards for Decisions and Determinations. Buyer will promptly notify Seller of (a) any Benchmark Replacement Date, (b) the effectiveness of any Benchmark Replacement Conforming Changes and (c) the effectiveness of any changes to the calculation of the Pricing Rate described in Section 3(g)(1)(iii). For the avoidance of doubt, any notice required to be delivered by Buyer as set forth in this Section 3(g) may be provided, at the option of Buyer (in its sole discretion), in one or more notices and may be delivered together with, or as a part of any amendment which implements any Benchmark Replacement or Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by Buyer pursuant to this Section 3(g), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in Buyer’s sole discretion and without consent from Seller or any other party to this Agreement or any other Transaction Document.
(v)    [Intentionally Omitted].
(vi)    Disclaimer. Buyer does not warrant or accept any responsibility for, and shall not have any liability with respect to (a) the administration, submission or any other matter related to EURIBOR, BBSY Rate, CORRA, Daily Compounded CORRA, Term CORRA, SOFR, the SOFR Average or Term SOFR or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation any Benchmark Replacement implemented hereunder), (b) the composition or characteristics of any such Benchmark Replacement, including whether it is similar to, or produces the same value or economic equivalence to EURIBOR, BBSY Rate, CORRA, Daily Compounded CORRA, Term CORRA, SOFR, the SOFR Average or Term SOFR (or any other Benchmark) or have the same volume or liquidity as EURIBOR, BBSY Rate, CORRA, Daily Compounded CORRA, Term CORRA, SOFR, the SOFR Average or Term SOFR (or any other Benchmark), (c) any actions or use of its discretion or other decisions or determinations made with respect to any matters covered by Section 3(g) or Section 3(i) including, without limitation, whether or not a Benchmark Transition Event has occurred, whether to declare a Benchmark Transition Event, the removal or lack thereof of unavailable or non-representative tenors of EURIBOR, BBSY Rate, CORRA, Daily Compounded CORRA, Term CORRA, SOFR, the SOFR Average or Term SOFR (or any other Benchmark), the implementation or lack thereof of any Benchmark Replacement Conforming Changes, the delivery or non-delivery of any notices required by Section 3(g)(1)(iv) or otherwise in accordance herewith, and (d) the effect of any of the foregoing provisions of Section 3(g) or Section 3(i).
2.Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).
3.Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.
4.Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment. All references to the “Agreement” in the Repurchase Agreement or to the “Repurchase Agreement” in any of the other Transaction Documents shall mean and refer to the Repurchase Agreement as modified and amended hereby.
5.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Repurchase Agreement, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.
6.Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.
7.Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.
8.Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.
[No Further Text on this Page; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Effective Date.
BUYER:
CITIBANK, N.A.
By:        _/s/ Lindsay DeChiaro______________
Name:    Lindsay DeChiaro
Title:    Authorized Signatory

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[Signature Page to Fifth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

SELLER:
PARLEX 2 FINANCE, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

PARLEX 2A FINCO, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

PARLEX 2 UK FINCO, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

PARLEX 2 EUR FINCO, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Fifth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

PARLEX 2 AU FINCO, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

PARLEX 2 CAD FINCO, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

WISPAR 5 FINCO, LLC,
a Delaware limited liability company

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory

Executed by SILVER FIN II SUB TC PTY
LTD in its personal capacity and as trustee
for Silver Fin II Sub Trust:

_____________________________________
Signature of director

_____________________________________
Full name of director who states that they are
a director of Silver Fin II Sub TC Pty Ltd

[Signature Page to Fifth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

Executed by SILVER FIN II SUB TC PTY LTD in its personal capacity and as trustee for Silver Fin II Sub Trust in accordance with section 127 of the Corporations Act 2001 (Cth):
/s/ Issa Chehab	/s/ Craig Newman
Signature of director	Signature of director
Issa Chehab	Craig Newman
Full name of director who states that they are a director of Silver Fin II Sub TC Pty Ltd	Full name of director who states that they are a director of Silver Fin II Sub TC Pty Ltd

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[Signature Page to Fifth Amendment to Fifth Amended and Restated Master Repurchase Agreement]

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC.

By:        _/s/ Ana Gonzalez-Iglesias__________
Name:    Ana Gonzalez-Iglesias
Title:    Authorized Signatory
[Signature Page to Fifth Amendment to Fifth Amended and Restated Master Repurchase Agreement]